Exhibit 99.1

SG Americas Securities, LLC 1221 Avenue of the Americas New York, N.Y. 10020 Tel: 212-278-6000

New Issue Computational Materials

(Part I of II)

$[499,851,000] (Approximate)

Offered Certificates

SG Mortgage Securities Trust 2005-OPT1

SG Mortgage Securities, LLC

Depositor

Option One Mortgage Corporation

Originator and Servicer

SG Americas Securities, LLC        Bear, Stearns & Co. Inc.

Co-Underwriters

October 7, 2005 (Revised October 13, 2005)

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SG Americas Securities, LLC 1221 Avenue of the Americas New York, N.Y. 10020 Tel: 212-278-6000

Statement Regarding Assumptions as to Securities, pricing estimates, and other Information

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates SG Americas Securities, LLC has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value SG Americas Securities, LLC assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: SG Americas Securities, LLC, and/or individuals thereof, may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. SG Americas Securities, LLC shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SG Americas Securities, LLC 1221 Avenue of the Americas New York, N.Y. 10020 Tel: 212-278-6000

Notice to United Kingdom Recipients: This publication is issued in the United Kingdom (“UK”) by or through Société Générale, London Branch (“SGLB”). It is not intended to be an offer to buy or sell, or a solicitation of an offer to buy or sell, any securities. The information contained herein, including any expression of opinion, has been obtained from or is based upon sources believed to be reliable but is not guaranteed as to accuracy or completeness, although SGLB believe it to be fair and not misleading. SGLB, and its affiliated companies in the Société Générale group, may, from time to time, deal in, hold or act as market-makers or act as advisers, brokers or bankers in relation to the securities, or derivatives thereof, of persons, firms or entities mentioned in this document or be represented on the board of such persons, firms or entities. SGLB, and its affiliated companies in the Société Générale group, are under no obligation to disclose or take account of this document when advising or dealing with or for their customers and may have acted upon or made use of the information in this document prior to its publication. This document is issued in the UK by Société Générale, London Branch, in accordance with Section 19(1) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005. Any investments or investment services mentioned herein are only available to persons with professional experience in matters relating to investments and are not available to private customers. Recipients of this document who are not investment professionals should not rely on these documents in making any investment decision and should seek their own independent financial, accounting, legal and tax advice.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 4 )

$[499,851,000] (Approximate)

Offered Certificates

SG Mortgage Securities Trust 2005-OPT1

TRANSACTION HIGHLIGHTS

Offered Certificates	Original Principal Balance (1)	Coupon(2)(3)	Average Life to call (years)	Principal Lockout/ Window (months)	Initial Credit Enhancement Percentage	Legal Final		Expected Ratings (M/S/F)
Class A-1	$193,549,000	Fltg. Rate Senior	1.00	0/21	20.35%	[4/25/26	]	Aaa/AAA/AAA
Class A-2	$185,239,000	Fltg. Rate Senior	3.00	20/60	20.35%	[7/25/34	]	Aaa/AAA/AAA
Class A-3	$28,091,000	Fltg. Rate Senior	6.71	79/1	20.35%	[10/25/35	]	Aaa/AAA/AAA
Class M-1	$17,368,000	Fltg Rate Subordinate	4.89	45/35	16.95%	[10/25/35	]	Aa1/AA+/AA+
Class M-2	$16,602,000	Fltg Rate Subordinate	4.77	42/38	13.70%	[10/25/35	]	Aa2/AA/AA
Class M-3	$9,706,000	Fltg Rate Subordinate	4.70	41/39	11.80%	[10/25/35	]	Aa3/AA-/AA-
Class M-4	$8,940,000	Fltg Rate Subordinate	4.66	40/40	10.05%	[10/25/35	]	A1/AA-/AA-
Class M-5	$7,918,000	Fltg Rate Subordinate	4.63	39/41	8.50%	[10/25/35	]	A2/A+/A+
Class M-6	$7,663,000	Fltg Rate Subordinate	4.61	38/42	7.00%	[10/25/35	]	A3/A/A
Class M-7	$6,896,000	Fltg Rate Subordinate	4.60	38/42	5.65%	[10/25/35	]	Baa1/A-/A-
Class M-8	$6,130,000	Fltg Rate Subordinate	4.57	37/43	4.45%	[10/25/35	]	Baa2/BBB+/BBB+
Class M-9	$4,087,000	Fltg Rate Subordinate	4.57	37/43	3.65%	[10/25/35	]	Baa3/BBB/BBB
Class M-10	$2,554,000	Fltg Rate Subordinate	4.57	37/43	3.15%	[10/25/35	]	Ba1/BBB/BBB
Class M-11	$5,108,000	Fltg Rate Subordinate	4.53	36/44	2.15%	[10/25/35	]	Ba2/BBB-/BBB-

Not Offered Hereby (4)
Class M-12	$4,597,000	Fltg Rate Subordinate			1.25%	[10/25/35	]	NR/BB+/BB
Class M-13	$2,810,000	Fltg Rate Subordinate			0.70%	[10/25/35	]	NR/BB/BB

PREPAYMENT ASSUMPTION

Adjustable-Rate Mortgage Loans	5% CPR in month 1, building linearly to 27% CPR by month 12, remaining at 27% CPR until month 23, 60% CPR from month 24 to 27, and 30% CPR in month 28 and thereafter.

Fixed-Rate Mortgage Loans	4% CPR in month 1, building linearly to 23% CPR by month 12, and remaining at 23% CPR thereafter.

Notes:

(1)	The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)	The Offered Certificates will be priced to call. After the clean-up call date, the related margin on the Class A Certificates will double and the related margin on the Class M Certificates will increase by 1.5x the initial margin.

(3)	The pass-through rate on Class A Certificates and the Class M Certificates will be equal to the lesser of (a) the related formula rate and (b) the Net WAC Rate (as defined herein).

(4)	The Class M-12 and Class M-13 Certificates (as defined herein) will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers. The Class M-12 and Class M-13 Certificates are described herein because their amount, structure, collateral, rights, risks and other characteristics affect the amount, structure, collateral, rights, risks and other characteristics of the Offered Certificates.

Rating Agency Contacts:

S&P:	Jeff Watson	(212) 438-1592
Moody’s:	Joseph Grohotolski	(212) 553-4619
Fitch:	Wen Hsu	(212) 908-0633

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 5 )

Depositor:	SG Mortgage Securities, LLC

Originator and Servicer:	Option One Mortgage Corporation (“Option One”).

Co-Lead Underwriters:	Bear, Stearns & Co. Inc. and SG Americas Securities, LLC

Trustee, Custodian, Master Servicer and Swap Administrator:	Wells Fargo Bank, N.A.

Swap Provider:	Deutsche Bank AG New York.

Cap Provider:	Deutsche Bank AG New York.

Credit Risk Manager:	Pentalpha Surveillance LLC

Offered Certificates:	The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the “Class A Certificates”) are referred to herein as the “Senior Certificates.” The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12 and Class M-13 Certificates are collectively referred to herein as the “Subordinate Certificates.” The Senior Certificates and the Subordinate Certificates (other than the Class M-12 and Class M-13 Certificates) are collectively referred to herein as the “Offered Certificates.” The Class M-12 and Class M-13 Certificates will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers, the “Privately Offered Certificates.” The Offered Certificates and the Privately Offered Certificates are collectively referred to herein as the “Certificates.”

Federal Tax Status:	It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:	The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	On or about November 1, 2005.

Expected Pricing Date:	The week of October 10th, 2005.

Expected Closing Date:	On or about November 8, 2005.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2005.

Accrued Interest:	The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:	The interest accrual period for each Distribution Date with respect to the Offered Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 6 )

ERISA Eligibility:	None of the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:	The Offered Certificates are not expected to constitute “mortgage related securities” for purposes of SMMEA.

Servicing Fee:	Approximately 0.30% of the aggregate principal balance of the Mortgage Loans for the first 10 due periods, approximately 0.40% of the aggregate principal balance of the Mortgage Loans for due periods 11 through 30, and approximately 0.65% of the aggregate principal balance of the Mortgage Loans for due periods 31 and thereafter.

Trustee, Master Servicer and Credit Risk Manager Fee:	0.025% per annum.

Optional Termination:	The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Mortgage Loans:	As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be approximately $510,833,693 of fixed-rate and adjustable-rate Mortgage Loans (the “Mortgage Loans”).

Statistical Mortgage Loans:	The detailed statistical collateral information presented herein describes a sample pool of mortgage loans (the “Statistical Mortgage Loans”).

However, it is expected that the information set forth herein with respect to the Statistical Mortgage Loans is generally representative of the characteristics of the Mortgage Loans expected to be in the trust, subject to minor variances.

Pass-Through Rate:	The “Pass-Through Rate” on each Class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

Formula Rate:	The “Formula Rate” on each Class of Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) the Maximum Cap.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee Rate and (ii) the Trustee, Master Servicer and Credit Risk Manager Fee Rate.

Adjusted Net Maximum Mortgage Rate:	The “Adjusted Net Maximum Mortgage Rate” for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed-rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate and (ii) the Trustee, Master Servicer and Credit Risk Manager Fee Rate.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 7 )

Net WAC Rate:	The “Net WAC Rate” for any Distribution Date, will be equal to the annual rate equal to the product of (a) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in the prior calendar month less a percentage, the numerator of which is the net swap payment and swap termination payment (other than any swap termination payment resulting from a swap provider trigger event) owed to the Swap Provider for such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans in the prior calendar month and (b) a fraction whose numerator is 30 and whose denominator is the actual number of days in the related Accrual Period.

Maximum Cap:	The “Maximum Cap” on each Class of Certificates will be the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans plus a fraction expressed as a percentage, the numerator of which is the Net Swap Payment received by the trust from the Swap Provider and the denominator of which is the aggregate principal balance of the Mortgage Loans in the prior calendar month, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Rate Carryover Amount:	On any Distribution Date, the “Net WAC Rate Carryover Amount” for any Class of Certificates is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related Formula Rate over (b) the amount of interest actually accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be distributed on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:	Consists of the following:

1) Excess Cashflow;

2) Swap Agreement;

3) The Overcollateralization Amount;

4) Subordination.

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under “Priority of Distributions.”

Cap Agreement:	On the Closing Date, the Trust will enter into a Cap Agreement for the benefit the Certficateholders. Under the Cap Agreement, on each Distribution Date, starting with the Distribution Date in December 2005 and ending with the Distribution Date in May 2006, the Trust will be entitled to receive payments equal to the product of (a) the Cap Agreement notional amount for that Distribution Date, (b) the excess (if any) of (x) One-Month LIBOR for the related determination date over (y) the related strike rate, and (c) the actual number of days in the related cap accrual period divided by 360. Shown below are the approximate notional amounts and strike rates for the Cap Agreement the Trust intends to enter into

Period	Cap Notional Amount ($)	Strike Rate
1	510,833,693	3.94563%
2	505,554,304	3.94563%
3	499,349,591	3.94563%
4	491,754,511	3.94563%
5	483,349,067	3.94563%
6	474,109,535	3.94563%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 8 )

Swap Agreement:	On the Closing Date, the Trustee will enter into a Swap Agreement with notional amount as shown in the Swap Schedule herein. Under the Swap Agreement, the Trust will be obligated to pay an amount equal to 4.7545% per annum on the notional amount as set forth in the Swap Agreement to the Swap Provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider (on an actual/360 basis), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”) on each Distribution Date. Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling Agreement. Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement and will generally be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. In the event that the Trust is required to make a Swap Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Overcollateralization Amount:	The “Overcollateralization Amount” (or “O/C”) is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 0.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build O/C until the Overcollateralization Target Amount is reached.

Overcollateralization Target Amount:	Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately 0.70% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 1.40% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:	The earlier to occur of

(i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and

(ii) the later to occur of

(x) the Distribution Date occurring in December 2008 and

(y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 40.70%.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 9 )

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans calculated prior to taking into account distributions of principal on the Mortgage Loans and distribution of the principal distribution amount.

Trigger Event:	A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the 60+ delinquency percentage exceeds [37.50]% of the current Credit Enhancement Percentage or (ii) cumulative realized losses as a percentage of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

Distribution Date	Percentage
December 2007 – November 2008	[1.30]% for December 2007, plus 1/12 of [1.60]% thereafter

December 2008 – November 2009	[2.90]% for December 2008, plus 1/12 of [1.70]% thereafter

December 2009 – November 2010	[4.60]% for December 2009, plus 1/12 of [1.35]% thereafter

December 2010 – November 2011	[5.95]% for December 2010, plus 1/12 of [0.75]% thereafter

December 2011 and thereafter	[6.70]%

Expected Credit Support Percentages:

	Initial Credit Support	After Stepdown Date Expected Support
Senior Certificates	20.35%	40.70%
Class M-1	16.95%	33.90%
Class M-2	13.70%	27.40%
Class M-3	11.80%	23.60%
Class M-4	10.05%	20.10%
Class M-5	8.50%	17.00%
Class M-6	7.00%	14.00%
Class M-7	5.65%	11.30%
Class M-8	4.45%	8.90%
Class M-9	3.65%	7.30%
Class M-10	3.15%	6.30%
Class M-11	2.15%	4.30%
Class M-12	1.25%	2.50%
Class M-13	0.70%	1.40%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 10 )

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-13 Certificates, then to the Class M-12 Certificates, then to the Class M-11 Certificates, then to the Class M-10 Certificates, then to the Class M-9 Certificates, then to the Class M-8 Certificates, then to the Class M-7 Certificates, then to the Class M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates.

Realized Losses will not be allocated to any of the Senior Certificates.

Priority of Distributions:	Available funds from the Mortgage Loans will be distributed as follows:

1)      Interest funds, as follows: first to pay servicing fees, the trustee fees, and the credit risk manager fees, second, to the Swap Account, net swap payments and swap termination payments (other than any swap termination payment resulting from a swap provider trigger event) owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A Certificates, pro rata, and interest accrued thereon, forth, monthly interest to the Class M Certificates, sequentially.

2)      Principal funds, as follows: monthly principal to the Senior Certificates, as described under “Principal Paydown”, then monthly principal to the Class M Certificates, sequentially, as described under “Principal Paydown.”

3)      Excess Cashflow as follows: as principal to the Certificates to replenish or maintain O/C as described under “Principal Paydown”, then any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, then any unpaid applied Realized Loss amount to the Class M-10 Certificates, then any previously unpaid interest to the Class M-11 Certificates, then any unpaid applied Realized Loss amount to the Class M-11 Certificates, then any previously unpaid interest to the Class M-12 Certificates, then any unpaid applied Realized Loss amount to the Class M-12 Certificates, then any previously unpaid interest to the Class M-13 Certificates, and then any unpaid applied Realized Loss amount to the Class M-13 Certificates.

4)      Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Certificates, without taking into account payments received by the trust from the Swap Agreement, first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12 and Class M-13 Certificates.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 11 )

5)      Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling agreement (including any Swap Termination Payment owed to the Swap Provider due to a Swap Provider trigger event pursuant to the Swap Agreement).

Principal Paydown:	Principal distributed to the Class A Certificates will be distributed sequentially to the Class A-1, Class A-2 and Class A-3 Certificates, in that order, until the certificate principal balance of each such class has been reduced to zero, provided however, if all the Subordinate Certificates and the Overcollateralization Amount have been reduced to zero, such principal will be distributed on a pro-rata basis to the Class A-1, Class A-2 and Class A-3 Certificates until each such class has been reduced to zero.

1)      Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Senior Certificates, provided, however if the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class M-7 Certificates, viii) the Class M-8 Certificates, then ix) the Class M-9 Certificates, then x) the Class M-10 Certificates, then xi) the Class M-11 Certificates, then xii) the Class M-12 Certificates and then xiii) the Class M-13 Certificates.

2)      On or after the Stepdown Date and if a Trigger Event is not in effect, all the Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, such that the Senior Certificates will have at least 40.70% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 33.90% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 27.40% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 23.60% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 20.10% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 17.00% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 14.00% credit enhancement, eighth to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 11.30% credit enhancement, ninth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 8.90% credit enhancement, tenth to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 7.30% credit enhancement, eleventh to the Class M-10 Certificates such that the Class M-10 Certificates will have at least 6.30% credit enhancement, twelfth to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 4.30% credit enhancement, thirteenth to the Class M-12 Certificates such that the Class M-12 Certificates will have at least 2.50% credit enhancement, and, fourteenth, to the Class M-13 Certificates, such that the Class M-13 Certificates have at least 1.40% credit enhancement (subject, in each case, to any overcollateralization floors).

Swap Account:	Funds deposited into the Swap Account on a Distribution Date will include:

(i) the net swap payments owed to the Swap Provider for such Distribution Date;

(ii) any net swap payments received from the Swap Provider for such Distribution Date; and

(iii) any payments received from the Cap Provider.

On each Distribution Date, following the distribution of Excess Cashflow, payments shall be distributed from the Swap Account as follows:

(i) to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Swap Agreement for such Distribution Date;

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 12 )

(ii)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider trigger event pursuant to the Swap Agreement;

(iii)	to the Class A Certificates, any unpaid monthly interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;

(iv)	to the Class M Certificates, sequentially, any unpaid monthly interest, including any accrued unpaid interest from prior Distribution Dates;

(v)	to the Class A Certificates, pro rata, any principal and to the Subordinate Certificates, sequentially, any principal in accordance with the principal payment provision described above in an amount necessary to maintain the applicable Overcollateralization Target Amount;

(vi)	an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Subordinate Certificates to such Certificates first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12 and Class M-13 Certificates;

(vii)	to the Subordinate Certificates, sequentially, any remaining Allocated Realized Loss Amounts; and

(viii)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the Swap Agreement.

Any Swap Termination Payment paid by the Swap Counterparty to the Swap Administrator, to the extent not used to enter into a replacement Swap Agreement in accordance with the pooling and servicing agreement, should be deposited into a separate account established by the Swap Administrator. On each Distribution Date after such deposit is used, the Swap Administrator will withdraw from the account an amount equal to the Net Swap Payment that would have been made by the Swap Counterparty to the Swap Administrator on such Distribution Date (assuming that the Swap Agreement had not been terminated) and shall distribute such amount in accordance with the payment priorities et forth above.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 13 )

The notional amount with respect to the Swap Agreement and each Distribution Date will be the amount specified in the table below.

Swap Agreement Notional Balance Schedule

Period	Notional Balance ($)
1	0
2	0
3	0
4	0
5	0
6	0
7	463,616,365
8	452,313,533
9	439,017,884
10	424,958,943
11	410,824,016
12	396,977,417
13	383,329,777
14	370,114,184
15	357,598,805
16	344,332,154
17	330,410,621
18	311,372,980
19	293,500,079
20	276,714,094
21	260,933,928
22	246,063,622
23	232,086,304
24	218,953,359
25	165,289,643
26	156,010,404
27	147,232,659
28	139,030,568
29	134,114,284
30	129,377,808
31	124,814,208
32	120,416,839
33	116,179,333
34	112,095,582
35	108,160,684
36	104,367,951
37	100,712,006
38	97,221,808
39	93,911,865
40	90,714,968
41	87,627,473
42	84,645,391
43	81,765,109
44	78,983,139
45	76,296,113
46	73,700,779
47	71,194,252
48	68,773,226
49	66,434,775
50	64,176,071
51	61,994,385
52	59,887,081
53	57,851,779
54	55,885,845
55	53,986,906
56	52,152,670
57	50,380,926
58	48,667,215
59	47,006,436
60	45,402,431

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 14 )

Net WAC Rate for the Certificates

Period	Dist Date	Net WAC Rate(1) (3)	Effective Net WAC Rate(2) (3)
1	12/25/05	N/A	N/A
2	1/25/06	6.87	22.92
3	2/25/06	6.87	22.91
4	3/25/06	7.61	23.63
5	4/25/06	6.87	22.87
6	5/25/06	7.10	23.07
7	6/25/06	6.22	22.15
8	7/25/06	6.20	22.09
9	8/25/06	6.13	21.93
10	9/25/06	6.14	21.84
11	10/25/06	6.22	21.80
12	11/25/06	6.15	21.60
13	12/25/06	6.23	21.55
14	1/25/07	6.16	21.34
15	2/25/07	6.17	21.22
16	3/25/07	6.44	21.32
17	4/25/07	6.18	20.84
18	5/25/07	6.29	20.47
19	6/25/07	6.22	19.94
20	7/25/07	6.34	19.61
21	8/25/07	6.34	19.24
22	9/25/07	8.13	21.54
23	10/25/07	8.27	21.80
24	11/25/07	8.09	21.70
25	12/25/07	8.36	19.40
26	1/25/08	8.19	18.91
27	2/25/08	8.18	18.64
28	3/25/08	8.35	19.30
29	4/25/08	7.96	18.76
30	5/25/08	8.15	18.92
31	6/25/08	7.96	18.62
32	7/25/08	8.15	18.77
33	8/25/08	7.99	18.54
34	9/25/08	8.04	19.23
35	10/25/08	8.23	19.41
36	11/25/08	8.04	19.09
37	12/25/08	8.23	19.27
38	1/25/09	8.04	18.95
39	2/25/09	8.04	18.94
40	3/25/09	8.66	20.49
41	4/25/09	8.04	19.53
42	5/25/09	8.23	19.75
43	6/25/09	8.04	19.41
44	7/25/09	8.23	19.63
45	8/25/09	8.04	19.30
46	9/25/09	8.03	19.26
47	10/25/09	8.23	19.49
48	11/25/09	8.03	19.14
49	12/25/09	8.23	19.37
50	1/25/10	8.03	19.03
51	2/25/10	8.03	18.98
52	3/25/10	8.67	19.86
53	4/25/10	8.03	18.89
54	5/25/10	8.23	19.12
55	6/25/10	8.03	18.77
56	7/25/10	8.23	19.00
57	8/25/10	8.03	18.66
58	9/25/10	8.02	18.60
59	10/25/10	8.23	18.84
60	11/25/10	8.02	18.49
61	12/25/10	8.62	11.28
62	1/25/11	8.34	10.91
63	2/25/11	8.34	10.90
64	3/25/11	9.23	12.06
65	4/25/11	8.33	10.89
66	5/25/11	8.60	11.24
67	6/25/11	8.32	10.87
68	7/25/11	8.60	11.23
69	8/25/11	8.32	10.86
70	9/25/11	8.31	10.85
71	10/25/11	8.59	11.20
72	11/25/11	8.31	10.83
73	12/25/11	8.58	11.19
74	1/25/12	8.30	10.82
75	2/25/12	8.30	10.81
76	3/25/12	8.87	11.55
77	4/25/12	8.29	10.80
78	5/25/12	8.57	11.15
79	6/25/12	8.29	10.78
80	7/25/12	8.56	11.13

(1)	Assumes that 1-month LIBOR at 3.94563% and 6-month LIBOR at 4.32875%, and are run at the pricing speed to call.
(2)	Assumes that 1-month LIBOR and 6-month LIBOR are increased to a rate of 20.00% in period 2 and thereafter, and payments are received from the related Swap Agreement and Cap Agreement.
(3)	Assumes no losses.

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 15 )

Prepayment Sensitivity Tables

(Assumes No Losses, 1- month @ 3.94563% and 6-month LIBOR @ 4.32875%, Excludes Basis Risk Shortfalls)

Class A-1 (to call / to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	13.49	1.61	1.21	1.00	0.84	0.73
Modified Duration (years)	9.82	1.52	1.16	0.96	0.81	0.71
Payment (Start/End)	12/05- 5/26	12/05- 11/08	12/05- 11/07	12/05- 8/07	12/05- 4/07	12/05- 2/07
Illustrative Yield (30/360) at Par (%)	4.14%	4.13%	4.13%	4.13%	4.12%	4.12%

Class A-2 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.73	6.59	4.33	3.00	2.05	1.75
Modified Duration (years)	14.95	5.50	3.81	2.73	1.92	1.65
Payment (Start/End)	5/26- 7/34	11/08- 8/19	11/07- 1/15	8/07- 7/12	4/07- 10/08	2/07- 12/07
Illustrative Yield (30/360) at Par (%)	4.30%	4.30%	4.30%	4.30%	4.30%	4.30%

Class A-2 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	24.73	6.59	4.33	3.00	2.05	1.75
Modified Duration (years)	14.95	5.50	3.81	2.73	1.92	1.65
Payment (Start/End)	5/26- 8/34	11/08- 1/20	11/07- 5/15	8/07- 10/12	4/07- 10/08	2/07- 12/07
Illustrative Yield (30/360) at Par (%)	4.30%	4.30%	4.30%	4.30%	4.30%	4.30%

Class A-3 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	28.71	13.8	9.21	6.71	4.43	2.30
Modified Duration (years)	16.07	10.17	7.44	5.71	3.93	2.15
Payment (Start/End)	7/34- 7/34	8/19- 8/19	1/15- 1/15	7/12- 7/12	10/08- 11/10	12/07- 5/08
Illustrative Yield (30/360) at Par (%)	4.40%	4.40%	4.40%	4.40%	4.40%	4.39%

Class A-3 ( to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.30	18.69	13.06	9.61	6.56	2.30
Modified Duration (years)	16.24	12.44	9.66	7.63	5.47	2.15
Payment (Start/End)	8/34- 8/35	1/20- 3/32	5/15- 3/26	10/12- 3/21	10/08- 10/17	12/07- 5/08
Illustrative Yield (30/360) at Par (%)	4.40%	4.46%	4.48%	4.49%	4.50%	4.39%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 16 )

Prepayment Sensitivity Tables

(Assumes No Losses, 1- month @ 3.94563% and 6-month LIBOR @ 4.32875%, Excludes Basis Risk Shortfalls)

Class M-1 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.05	4.89	5.03	3.55
Modified Duration (years)	15.31	7.19	5.12	4.29	4.42	3.22
Payment (Start/End)	11/28- 7/34	3/10- 8/19	1/09- 1/15	9/09- 7/12	9/10- 11/10	5/08- 8/09
Illustrative Yield (30/360) at Par (%)	4.48%	4.48%	4.48%	4.48%	4.48%	4.48%

Class M-1 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.98	6.72	5.40	5.75	6.11
Modified Duration (years)	15.34	7.60	5.51	4.63	4.96	5.17
Payment (Start/End)	11/28- 7/35	3/10- 7/29	1/09- 1/23	9/09- 8/18	9/10- 9/15	5/08- 4/15
Illustrative Yield (30/360) at Par (%)	4.48%	4.49%	4.49%	4.49%	4.50%	4.56%

Class M-2 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.05	4.77	4.66	3.80
Modified Duration (years)	15.27	7.18	5.11	4.18	4.12	3.42
Payment (Start/End)	11/28- 7/34	3/10- 8/19	1/09- 1/15	6/09- 7/12	1/10- 11/10	8/09- 8/09
Illustrative Yield (30/360) at Par (%)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%

ClassM-2 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.96	6.70	5.26	5.05	4.90
Modified Duration (years)	15.30	7.58	5.50	4.51	4.41	4.30
Payment (Start/End)	11/28- 6/35	3/10- 10/28	1/09- 5/22	6/09- 2/18	1/10- 4/15	1/10- 3/13
Illustrative Yield (30/360) at Par (%)	4.50%	4.51%	4.52%	4.52%	4.51%	4.55%

Class M-3 ( to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.70	4.35	3.80
Modified Duration (years)	15.24	7.18	5.11	4.13	3.87	3.42
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	5/09- 7/12	10/09- 11/10	8/09- 8/09
Illustrative Yield (30/360) at Par (%)	4.52%	4.52%	4.52%	4.52%	4.52%	4.52%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 17 )

Prepayment Sensitivity Tables

(Assumes No Losses, 1- month @ 3.94563% and 6-month LIBOR @ 4.32875%, Excludes Basis Risk Shortfalls)

Class M-3 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.76	9.93	6.67	5.17	4.73	4.23
Modified Duration (years)	15.27	7.56	5.48	4.44	4.15	3.77
Payment (Start/End)	11/28- 6/35	3/10- 12/27	12/08- 8/21	5/09- 7/17	10/09- 10/14	8/09- 10/12
Illustrative Yield (30/360) at Par (%)	4.52%	4.53%	4.54%	4.54%	4.54%	4.54%

Class M-4 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.66	4.20	3.66
Modified Duration (years)	15.03	7.13	5.08	4.08	3.73	3.30
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	4/09- 7/12	8/09- 11/10	4/09- 8/09
Illustrative Yield (30/360) at Par (%)	4.65%	4.64%	4.64%	4.64%	4.64%	4.64%

Class M-4 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.75	9.91	6.64	5.11	4.56	3.95
Modified Duration (years)	15.06	7.50	5.44	4.38	4.00	3.52
Payment (Start/End)	11/28- 5/35	3/10- 5/27	12/08- 1/21	4/09- 1/17	8/09- 6/14	4/09- 7/12
Illustrative Yield (30/360) at Par (%)	4.65%	4.66%	4.66%	4.66%	4.66%	4.66%

Class M-5 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.63	4.09	3.47
Modified Duration (years)	14.96	7.12	5.07	4.05	3.64	3.14
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	3/09- 7/12	6/09- 11/10	2/09- 8/09
Illustrative Yield (30/360) at Par (%)	4.69%	4.69%	4.69%	4.68%	4.68%	4.68%

Class M-5 ( to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.75	9.87	6.61	5.06	4.43	3.75
Modified Duration (years)	14.99	7.47	5.41	4.34	3.89	3.36
Payment (Start/End)	11/28- 5/35	3/10- 8/26	12/08- 6/20	3/09- 8/16	6/09- 2/14	2/09- 3/12
Illustrative Yield (30/360) at Par (%)	4.69%	4.70%	4.71%	4.71%	4.70%	4.71%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 18 )

Prepayment Sensitivity Tables

(Assumes No Losses, 1- month @ 3.94563% and 6-month LIBOR @ 4.32875%, Excludes Basis Risk Shortfalls)

Class M-6 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.61	4.00	3.34
Modified Duration (years)	14.88	7.10	5.07	4.03	3.57	3.02
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	2/09- 7/12	5/09- 11/10	12/08- 8/09
Illustrative Yield (30/360) at Par (%)	4.74%	4.74%	4.74%	4.74%	4.74%	4.74%

Class M-6 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.75	9.82	6.57	5.01	4.32	3.59
Modified Duration (years)	14.91	7.43	5.38	4.29	3.80	3.23
Payment (Start/End)	11/28- 4/35	3/10- 11/25	12/08- 10/19	2/09- 2/16	5/09- 9/13	12/08- 11/11
Illustrative Yield (30/360) at Par (%)	4.74%	4.75%	4.76%	4.76%	4.76%	4.76%

Class M-7 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.60	3.93	3.24
Modified Duration (years)	14.20	6.95	4.99	3.97	3.47	2.91
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	2/09- 7/12	3/09- 11/10	10/08- 8/09
Illustrative Yield (30/360) at Par (%)	5.17%	5.17%	5.17%	5.17%	5.17%	5.17%

ClassM-7 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.74	9.75	6.52	4.95	4.22	3.47
Modified Duration (years)	14.23	7.24	5.26	4.20	3.68	3.09
Payment (Start/End)	11/28- 3/35	3/10- 12/24	12/08- 1/19	2/09- 7/15	3/09- 4/13	10/08- 7/11
Illustrative Yield (30/360) at Par (%)	5.17%	5.19%	5.20%	5.20%	5.20%	5.20%

Class M-8 ( to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.57	3.88	3.16
Modified Duration (years)	13.97	6.90	4.96	3.93	3.42	2.84
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	1/09- 7/12	2/09- 11/10	9/08- 8/09
Illustrative Yield (30/360) at Par (%)	5.33%	5.33%	5.33%	5.33%	5.32%	5.33%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 19 )

Prepayment Sensitivity Tables

(Assumes No Losses, 1- month @ 3.94563% and 6-month LIBOR @ 4.32875%, Excludes Basis Risk Shortfalls)

Class M-8 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.73	9.65	6.44	4.86	4.12	3.35
Modified Duration (years)	13.99	7.14	5.19	4.12	3.59	2.99
Payment (Start/End)	11/28- 2/35	3/10- 12/23	12/08- 3/18	1/09- 12/14	2/09- 10/12	9/08- 2/11
Illustrative Yield (30/360) at Par (%)	5.33%	5.35%	5.35%	5.36%	5.35%	5.36%

Class M-9 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.57	3.83	3.11
Modified Duration (years)	13.38	6.76	4.89	3.88	3.35	2.77
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	1/09- 7/12	2/09- 11/10	8/08- 8/09
Illustrative Yield (30/360) at Par (%)	5.74%	5.74%	5.74%	5.74%	5.74%	5.74%

Class M-9 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.72	9.52	6.34	4.79	4.02	3.25
Modified Duration (years)	13.40	6.94	5.06	4.03	3.48	2.89
Payment (Start/End)	11/28- 1/35	3/10- 9/22	12/08- 4/17	1/09- 3/14	2/09- 3/12	8/08- 9/10
Illustrative Yield (30/360) at Par (%)	5.74%	5.76%	5.77%	5.77%	5.78%	5.77%

Class M-10 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.65	9.11	6.04	4.57	3.83	3.07
Modified Duration (years)	12.57	6.56	4.79	3.82	3.30	2.71
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	1/09- 7/12	2/09- 11/10	8/08- 8/09
Illustrative Yield (30/360) at Par (%)	6.37%	6.37%	6.37%	6.37%	6.37%	6.36%

Class M-10 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.70	9.40	6.25	4.72	3.96	3.17
Modified Duration (years)	12.58	6.68	4.90	3.91	3.39	2.79
Payment (Start/End)	11/28- 11/34	3/10- 9/21	12/08- 7/16	1/09- 8/13	2/09- 10/11	8/08- 5/10
Illustrative Yield (30/360) at Par (%)	6.37%	6.39%	6.39%	6.39%	6.40%	6.40%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 20 )

Prepayment Sensitivity Tables

(Assumes No Losses, 1- month @ 3.94563% and 6-month LIBOR @ 4.32875%, Excludes Basis Risk Shortfalls)

Class M-11 (to call)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.64	9.08	6.02	4.53	3.78	3.03
Modified Duration (years)	12.57	6.55	4.77	3.79	3.26	2.68
Payment (Start/End)	11/28- 7/34	3/10- 8/19	12/08- 1/15	12/08- 7/12	1/09- 11/10	7/08- 8/09
Illustrative Yield (30/360) at Par (%)	6.37%	6.37%	6.37%	6.36%	6.37%	6.36%

Class M-11 (to maturity)

% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.66	9.16	6.08	4.57	3.82	3.06
Modified Duration (years)	12.57	6.58	4.81	3.82	3.28	2.70
Payment (Start/End)	11/28- 10/34	3/10- 11/20	12/08- 12/15	12/08- 3/13	1/09- 6/11	7/08- 1/10
Illustrative Yield (30/360) at Par (%)	6.37%	6.37%	6.37%	6.37%	6.38%	6.37%

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 21 )

Excess Spread

Assumes Pricing Prepayment Speed, No Losses, Excludes Basis Risk Shortfalls.

Static LIBOR: 1-month LIBOR @ 3.94563% and 6-month LIBOR @ 4.32875%

Forward LIBOR: 1-month and 6-month LIBOR as of September 29, 2005 market close

Period	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)
1	0.44	0.44
2	2.71	2.71
3	2.71	2.71
4	3.13	3.13
5	2.70	2.70
6	2.84	2.84
7	2.02	2.02
8	1.93	1.93
9	1.92	1.92
10	1.92	1.91
11	1.93	1.92
12	1.92	1.90
13	1.93	1.91
14	1.91	1.89
15	1.91	1.88
16	1.98	1.95
17	1.91	1.87
18	1.95	1.90
19	1.94	1.86
20	1.98	1.90
21	2.04	1.95
22	3.88	3.95
23	3.88	3.96
24	3.81	3.88
25	3.95	3.93
26	3.89	3.86
27	3.88	3.84
28	3.78	3.75
29	3.64	3.59
30	3.70	3.66
31	3.63	3.57
32	3.69	3.64
33	3.64	3.58
34	3.68	3.64
35	3.75	3.71
36	3.67	3.62
37	3.73	3.69
38	3.67	3.61
39	3.70	3.64
40	3.94	3.92
41	3.73	3.67
42	3.81	3.76
43	3.74	3.68
44	3.82	3.77
45	3.75	3.69
46	3.76	3.69
47	3.84	3.78
48	3.77	3.70
49	3.85	3.79
50	3.78	3.70
51	3.78	3.70
52	4.01	3.98
53	3.78	3.72
54	3.86	3.80
55	3.79	3.71
56	3.87	3.80
57	3.79	3.71
58	3.80	3.75
59	3.88	3.84
60	3.80	3.74
61	4.28	3.87
62	4.14	3.69
63	4.14	3.68
64	4.57	4.22
65	4.14	3.71
66	4.29	3.87
67	4.15	3.70
68	4.29	3.86
69	4.15	3.69
70	4.15	3.71
71	4.30	3.88
72	4.16	3.71
73	4.31	3.88
74	4.17	3.72
75	4.17	3.72
76	4.46	4.06
77	4.18	3.73
78	4.32	3.90
79	4.18	3.74
80	4.33	3.91

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SGMS 2005-OPT1 Revised Computational Materials (Page 22 )

Breakeven CDR Table

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the mortgage loans that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Static LIBOR (%)		Forward LIBOR (%)
	CDR Break	Cumulative Loss	CDR Break	Cumulative Loss
Class M-1	27.5	20.4	27.7	20.4
Class M-2	21.9	17.6	22.0	17.6
Class M-3	19.0	16.0	19.0	16.0
Class M-4	16.5	14.4	16.5	14.4
Class M-5	14.5	13.1	14.4	13.1
Class M-6	12.6	11.8	12.5	11.7
Class M-7	11.0	10.6	10.8	10.4
Class M-8	9.5	9.4	9.4	9.3
Class M-9	8.6	8.7	8.4	8.5
Class M-10	8.0	8.2	7.8	8.0
Class M-11	6.9	7.2	6.7	7.0

This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Contact Information

SG Americas Securities, LLC

Name:	Telephone:	E-Mail:
Arnaud Denis Managing Director	(212) 278-4430	arnaud.denis@sgcib.com

Abner Figueroa Director, Banking	(212) 278-5384	abner.figueroa@sgcib.com

David Chang Director, Trading	(212) 278-6454	david.chang@sgcib.com

David Stern Director, US Syndicate	(212) 278-5948	david.stern@sgcib.com

Investors in the UK Investors, Please Contact

Name:	Telephone:	E-Mail:
Jason Russell, Director, European Syndicate	+44 207 676 7647	jason.russell@sgcib.com